Fees Summary	Sep. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 272,049,232.52
Previously Paid Amount	0
Total Fee Amount	41,650.74
Total Offset Amount	0
Net Fee	$ 41,650